As filed with the U.S. Securities and Exchange Commission on September 8, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22562

Investment Company Act file number

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington, DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2023

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY, 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-PORT PART F

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Gregory MacCordy

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Tax Officer

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a de facto diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

Dear Fellow Shareholders,

We present the 2023 Semi-Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources and time-tested process, we believe we can provide investors with an attractive level of current income to help navigate any market environment which may lie ahead, and continue to uncover compelling opportunities across the global high yield market.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. Barings’ global capabilities on the ground in major markets allow for us to be nimble in uncertain times and take advantage of unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

Global fixed income markets navigated continued pressure from rising interest rates, persistent inflation, stress in the U.S. regional banking system, and the overhang of strains in China real estate, to generate strong performance through the first half of the year. Sharp returns in January mitigated weakness and increased volatility at the end of the first quarter, driving returns in excess of 3% in both the U.S. and Europe in 1Q. Spread tightening in the second quarter was offset by the continued rise in interest rates, resulting in more modest performance than the prior quarter. Corporate earnings continue to come in better than feared, while those companies missing earnings or reducing guidance are negatively impacted, driving increased dispersion in the market. Meanwhile, default rates have continued to trend higher but remain modest compared to prior cycles and within long-term averages.

Slowing inflation data in the closing months combined with strong equity markets bolstered risk appetite within high yield markets. Credit spreads peaked at 516 bps in March following the collapse of Silicon Valley Bank, before rallying through the second quarter to close at 390 bps, 79 bps tighter than year-end levels. Higher government bond yields offset some of this tightening, as yield-to-worst finished 46 bps lower at 8.50%. More cyclical areas of the market such as Leisure led, while Communications lagged. Triple-C rated assets outperformed as spreads compressed across ratings buckets, in addition to a shorter duration profile. New issuance remained muted, with $95.6 billion pricing in total, while the overall high yield universe continued to shrink as upgrades to investment grade significantly outpaced downgrades to high yield. European markets experienced similar dynamics, with the notable exception of underperformance within the lowest-rated sections of the market. The option-adjusted spread for the European market tightened 61 bps to close at 464 bps, while yield-to-worst fell 17 bps to 7.79%. New issue activity totaled €32.8 billion.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended June 2023 with a portfolio of 179 issuers, in line with year-end levels. From a regional perspective, there was a slight shift in regional exposure from year-end, with exposure to the United States declining to 81.2% from 81.4%; the United Kingdom remains the second largest exposure at 5.5% (See Country Composition chart below). The Fund’s exposure to Rest of World issuers, whose country of risk is outside of the U.S. and Europe but fit within the Fund’s developed market focus, increased from year-end to 5.7%. The Fund’s primary exposure continues to be in the North American market, which features the most robust opportunity set across fixed income markets.

As of June 30, 2023, the Fund’s positioning across the credit quality spectrum was as follows: 38.15% double-B rated and above, 32.11% single-B rated, and 27.80% triple-C rated and below, with approximately 40.68% of the portfolio consisting of secured obligations. Compared to the end of the prior period, the Fund’s exposure to higher-rated credits increased, primarily sourced from lower-rated triple-C and below securities. Non-publicly rated securities represented 1.94%.

The distribution per share was constant throughout the period at $0.1056 per share. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $14.67 and $13.04, respectively, or at a 11.12% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2023, the Fund’s market price and NAV distribution rates—using the most recent monthly dividend, on an annualized basis—were 9.72% and 8.64%, respectively. Assets acquired through leverage, which

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

represented 25.17% of the Fund’s total assets at the end of June, were accretive to net investment income and benefited shareholders.

On a year-to-date basis through June 30, 2023, the NAV total return for the Fund was 7.89%, outperforming the global high yield bond market, as measured by the ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index, which returned 5.51% on a hedged to the U.S. dollar basis. From a market value perspective, the total return year-to-date through June 30, 2023 was 7.85%. The Fund generated positive absolute and relative returns in each quarter to begin the year. The shorter-duration exposure, including floating rate allocations to 1st and 2nd lien senior secured loans and collateralized loan obligations, continued to benefit results. The allocation to lower-rated credit also benefitted results given spread compression in the U.S. and positive returns across broader risk assets.

Market Outlook

With data indicating that inflation has moderated in recent months, attention turns to the lagged impact of the interest rate hiking cycle on demand and economic growth. Labor markets remain solid, providing the Federal Reserve flexibility to maintain rates at an elevated level at least through year-end. Consensus forecasts expect growth to continue to slow, although a significant downturn remains an unlikely outcome; similarly, while corporate fundamentals have deteriorated sequentially, revenue, EBITDA, and balance sheet metrics remain above pre-pandemic levels, and near-term maturities remain limited and of higher ratings quality. Credit spreads may widen from current levels near historical averages, although attractive valuations on a dollar price and yield basis backstop trading levels. Technical factors, including low levels of supply and elevated manager cash balances, also remain supportive. Meanwhile, elevated short-term rates have driven average coupons for floating rate asset classes higher and remain supportive of total returns in these markets. While default rates are likely to increase this year and remain at a similar level into next year across the leveraged finance space, they are anticipated to remain at manageable levels near historical averages with the impact mitigated by current income.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research, with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB-or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2023.

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2023.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

AVERAGE ANNUAL RETURNS JUNE 30, 2023	1 YEAR	5 YEAR	10 YEAR
Barings Global Short Duration High Yield Fund (BGH)	11.23%	2.68%	4.86%
ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC)	9.52%	3.34%	5.39%

Data for Barings Global Short Duration High Yield Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See the Fund’s Financial Highlights within this report for total investment return based on market value). Past performance is no guarantee of future results.

ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC) contains all securities in the ICE Bank of America Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2023

Assets
Investments, at fair value (cost $433,217,158)	$381,382,678
Cash and cash equivalents	13,992,903
Foreign currency, at fair value (cost $615,674)	601,432
Interest and dividend receivable	9,108,604
Receivable for investments sold	4,207,526
Prepaid expenses and other assets	56,821

Total assets	409,349,964

Liabilities
Credit facility	102,500,000
Payable for investments purchased	8,833,360
Dividend payable	2,118,791
Payable to adviser	276,528
Unrealized depreciation on forward foreign exchange contracts	611,804
Accrued expenses and other liabilities	708,264

Total liabilities	115,048,747

Total net assets	$294,301,217

Net assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	467,835,468
Total accumulated loss	(173,534,452)

Total net assets	$294,301,217

Common shares issued and outstanding (unlimited shares authorized)	20,064,313

Net asset value per share	$14.67

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2023 THROUGH JUNE 30, 2023

Investment Income
Interest income	$20,338,658
Dividend income (net of foreign taxes withheld of $55)	87,862
Other income	152

Total investment income	20,426,672

Operating Expenses
Interest expense	2,932,796
Advisory fees	1,695,264
Accounting and administration fees	193,570
Other operating expenses	142,582
Professional fees	91,757
Trustee fees	76,639
Excise tax on undistributed income	—

Total expenses	5,132,608

Net investment income	15,294,064

Realized losses and unrealized appreciation/depreciation on investments and foreign currency related transactions
Net realized loss on investments	(7,426,762)
Net realized loss on forward foreign exchange contracts	(315,203)
Net realized loss on foreign currency related transactions	(307,113)

Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(8,049,078)

Net change in unrealized appreciation/depreciation on investments	14,136,100
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	(408,461)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(161)

Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency transactions	13,727,478

Net realized losses and unrealized appreciation/depreciation on investments and foreign currency transactions	5,678,400

Net increase in net assets resulting from operations	$20,972,464

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2023 THROUGH JUNE 30, 2023

Cash flows from operating activities
Net increase in net assets resulting from operations	$20,972,464
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(97,853,817)
Proceeds from sales of long-term investments	106,353,232
Net change in unrealized appreciation/depreciation on investments	(14,136,100)
Net realized loss on investments	6,839,456
Amortization and accretion	(765,330)
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	408,461
Changes in assets and liabilities:
Increase in receivable for investments sold	(2,804,843)
Increase in interest and dividend receivable	(270,152)
Increase in prepaid expenses and other assets	(29,800)
Decrease in payable to Adviser	(12,897)
Decrease in excise tax payable on undistributed income	(1,017,478)
Increase in payable for investments purchased	8,748,064
Decrease in accrued expenses and other liabilities	(205,727)

Net cash provided by operating activities	26,225,533

Cash flows from financing activities
Advances from credit facility	6,000,000
Repayments on credit facility	(12,000,000)
Distributions paid to common shareholders	(12,712,749)

Net cash used in financing activities	(18,712,749)

Net change in cash	7,512,784
Cash and cash equivalents (including foreign currency), beginning of period	7,081,551

Cash and cash equivalents (including foreign currency), end of period	$14,594,335

Supplemental disclosure of cash flow information
Excise taxes paid	$1,017,478
Interest paid	2,887,079

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD FROM JANUARY 1, 2023 THROUGH JUNE 30, 2023	YEAR ENDED DECEMBER 31, 2022
	(Unaudited)

Operations
Net investment income	$15,294,064	$29,393,217
Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(8,049,078)	(8,537,949)
Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency translation	13,727,478	(68,060,177)

Net increase (decrease) in net assets resulting from operations	20,972,464	(47,204,909)

Distributions to common shareholders
From distributable earnings	(12,712,749)	(25,425,498)

Total Distributions to common shareholders	(12,712,749)	(25,425,498)

Total increase (decrease) in net assets	8,259,715	(72,630,407)

Net assets
Beginning of period	286,041,502	358,671,909

End of period	$294,301,217	$286,041,502

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	PERIOD FROM JANUARY 1, 2023 THROUGH JUNE 30, 2023 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2022		YEAR ENDED DECEMBER 31, 2021		YEAR ENDED DECEMBER 31, 2020		YEAR ENDED DECEMBER 31, 2019	YEAR ENDED DECEMBER 31, 2018

Per Common Share Data
Net asset value, beginning of period	$14.26		$17.88		$16.68		$18.32		$18.28	$20.84
Income from investment operations:
Net investment income	0.76		1.46		1.72		1.59		1.87	1.89
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency transactions	0.28		(3.81)		0.75		(1.86)		(0.05)	(2.67)

Total increase (decrease) from investment operations	1.04		(2.35)		2.47		(0.27)		1.82	(0.78)

Less distributions to common stockholders:
Net investment income	(0.63)		(1.27)		(1.27)		(1.37)		(1.78)	(1.78)

Total distributions to common stockholders	(0.63)		(1.27)		(1.27)		(1.37)		(1.78)	(1.78)

Net asset value, end of period	$14.67		$14.26		$17.88		$16.68		$18.32	$18.28

Per common share market value, end of period	$13.04		$12.68		$17.34		$15.09		$17.53	$15.95

Total investment return based on net asset value (2)	7.89	%(1)	(12.88)%		15.71%		0.79%		10.77%	(3.42)%

Total investment return based on market value (2)	7.85	%(1)	(19.98)%		23.97%		(4.65)%		21.45%	(9.38)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$294,301		$286,042		$358,672		$334,576		$367,649	$366,691
Ratio of expenses (before reductions and reimbursements) to average net assets	3.51	%(4)	2.73	%(3)	2.17	%(3)	2.32	%(3)	3.00%	2.93%
Ratio of expenses (after reductions and reimbursements) to average net assets	3.51	%(4)	2.60%		1.95%		2.23%		3.00%	2.93%
Ratio of net investment income (before reductions and reimbursements) to average net assets	10.46	%(4)	9.17	%(3)	8.54	%(3)	10.53	%(3)	10.22%	9.34%
Ratio of net investment income (after reductions and reimbursements) to average net assets	10.46	%(4)	9.31%		8.76%		10.61%		10.22%	9.34%
Portfolio turnover rate	25.34	%(1)	34.04%		52.08%		42.21%		52.25%	48.92%

(1)	Not annualized.
(2)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Effective August 6, 2020 the Adviser began waiving a portion of it’s management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets. The waiver expired on August 31, 2022 (see Note 3).
(4)	Annualized.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities* — 0.53%:

Common Stocks — 0.49%:
ESC CB 144A High Ridge¤			2,982	$0	$0
KCA Deutag Ordinary A Shares			25,580	1,103,387	1,432,480
Travelex Private Equity+¤			17,136	1	0
Naviera Armas Class B2 Shares Stapled To 1.5L SSNS+¤			1,194	0	0
Naviera Armas Class B3 Shares+¤			169	0	0
Naviera Armas Class A3 Shares+¤			133	0	0
Naviera Armas Class A2 Shares Stapled To 1.5L SSNS+¤			937	0	0

Total Common Stocks			48,131	1,103,388	1,432,480

Warrant — 0.04%:
Travelex Topco Limited+			2,218	0	119,717

Total Warrant			2,218	0	119,717

Total Equities			50,349	1,103,388	1,552,197

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 129.06%:

Asset-Backed Securities — 14.50%:

CDO/CLO — 14.50%:
610 FDG 2016-2R CLO LTD, 3M LIBOR + 7.250%+~^#	12.50%	1/20/2032	$1,550,000	$1,534,190	$1,423,642
Anchorage Capital 2016-9A ER2, 3M LIBOR + 6.820%+~^#	12.08	7/15/2032	1,500,000	1,485,000	1,352,698
Anchorage Capital CLO LTD 2013-1R, 3M LIBOR + 6.800%+~^#	12.04	10/15/2030	1,000,000	977,213	911,781
Anchorage Capital CLO LTD 2021-20 E, 3M LIBOR + 7.350%+~^#	12.60	1/22/2035	1,000,000	980,000	872,071
Ares CLO LTD 2013-27R2, 3M LIBOR + 6.750%+~^#	12.02	10/30/2034	1,700,000	1,683,000	1,499,640
Bain CAP CR CLO 2020-2R LTD, 3M LIBOR + 6.610%+~^#	11.88	7/19/2034	1,000,000	990,000	878,887
Ballyrock CLO LTD 2019-2R, 3M LIBOR + 6.500%+~^#	11.88	11/20/2030	2,000,000	2,000,000	1,826,840
BlueMountain CLO LTD 2018-23A, 3M LIBOR + 5.650%+~^#	10.90	10/20/2031	1,000,000	1,000,000	854,203
Canyon CLO LTD 2019-2R, 3M LIBOR + 6.750%+~^#	12.01	10/16/2034	1,000,000	1,000,000	895,810
Carbone CLO, LTD 2017-1A, 3M LIBOR + 5.900%+~^#	11.15	1/21/2031	750,000	750,000	648,772
Carlyle US CLO LTD 2019-3R, 3M LIBOR + 6.750%+~^#	12.00	10/20/2032	1,000,000	1,000,000	934,625

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Carlyle Global Market Strategies 2017-5A, 3M LIBOR + 5.300%+~^#	10.55%	1/22/2030	$700,000	$700,000	$560,155
CIFC Funding 2020-1 LTD, 3M LIBOR + 6.250%+~^#	11.51	7/15/2036	1,900,000	1,900,000	1,745,182
Galaxy CLO LTD 2017-24A, 3M LIBOR + 5.500%+~^#	10.76	1/15/2031	1,000,000	1,000,000	879,683
GoldenTree Loan Management 2018-3A, 3M LIBOR + 6.500%+~^#	11.75	4/22/2030	1,500,000	1,467,276	1,059,724
GoldenTree Loan Opportunities XI LTD 2015-11A, 3M LIBOR + 5.400%+~^#	10.66	1/18/2031	500,000	500,000	448,423
KKR Financial CLO LTD 2017-20, 3M LIBOR + 5.500%+~^#	10.76	10/16/2030	1,500,000	1,500,000	1,302,789
KKR Financial CLO LTD 34-2, 3M LIBOR + 6.850%+~^#	12.11	7/17/2034	2,000,000	1,980,000	1,809,662
KVK 2016-1A ER2, 3M LIBOR + 7.350%+~^#	12.61	10/16/2034	3,000,000	2,970,000	2,385,237
LCM LTD 2031-30, 3M LIBOR + 6.500%+~^#	11.75	4/21/2031	1,100,000	1,100,000	895,086
Madison Park Funding LTD 2015-19A, 3M LIBOR + 4.350%+~^#	9.62	1/24/2028	1,000,000	1,000,000	962,684
Madison Park Funding LTD 2018-29A, 3M LIBOR + 7.570%+~^	12.83	10/18/2030	2,000,000	1,960,000	1,645,140
Madison Park Funding LTD XXXV 2019-35R E-R, 3M LIBOR + 6.100%+~^#	11.35	4/20/2032	1,400,000	1,400,000	1,322,290
Madison Park Funding LTD 2019-32R E-R, 3M LIBOR + 6.200%+~^#	11.47	1/22/2031	1,000,000	1,000,000	942,537
Magnetite CLO LTD 2016-18A, 3M LIBOR + 7.600%+~^#	12.92	11/15/2028	1,400,000	1,386,000	1,262,370
Octagon 2021-57 LTD, 3M LIBOR + 6.600%+~^#	11.86	10/16/2034	1,500,000	1,500,000	1,322,215
OHA Credit Partners LTD 2015-11A, 3M LIBOR + 7.900%+~^#	13.15	1/20/2031	2,000,000	1,970,323	1,596,160
OHA Loan Funding LTD 2013-1A, 3M LIBOR + 7.900%+~^#	13.17	7/23/2031	1,500,000	1,477,500	1,262,995
Sound Point CLO XVIII 2018-18D, 3M LIBOR + 5.500%+~^#	10.75	1/21/2031	2,000,000	2,000,000	1,325,176
Sound Point CLO LTD 2020-27R, 3M LIBOR + 6.560% E-R+~^#	11.82	10/25/2034	1,400,000	1,372,000	1,131,018
Sound Point CLO LTD Series 2020-1A Class ER, 3M LIBOR + 6.860%+~^#	12.11	7/20/2034	1,600,000	1,584,000	1,315,934
TICP CLO LTD 2018-10A, 3M LIBOR + 5.500%+~^#	10.75	4/22/2030	1,000,000	961,745	884,512
Wellfleet CLO LTD 2020-2R, 3M LIBOR + 7.250%+~^#	12.51	7/17/2034	1,300,000	1,300,000	1,025,772
Wellfleet CLO LTD 2017-3A, 3M LIBOR + 5.550%+~^#	10.81	1/17/2031	1,500,000	1,500,000	990,116

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Wind River 2017-1A ER, 3M LIBOR + 7.060%+~^#	12.32%	4/18/2036	$2,000,000	$1,960,000	$1,655,266
Wind River CLO LTD 2017-4A, 3M LIBOR + 5.800%+~^#	11.18	11/20/2030	1,000,000	1,000,000	841,477

Total CDO/CLO			50,300,000	49,888,247	42,670,572

Total Asset-Backed Securities			50,300,000	49,888,247	42,670,572

Bank Loans§ — 11.78%:

Beverage, Food and Tobacco — 0.41%:
Florida Food Products 2nd Lien T/L, 3M LIBOR + 8.0000%¤~	13.19	10/18/2029	1,500,000	1,461,415	1,200,000

Total Beverage, Food and Tobacco			1,500,000	1,461,415	1,200,000

Broadcasting and Entertainment — 0.28%:
Dessert Holdings, 3M LIBOR + 7.2500%¤~	12.75	6/8/2029	1,000,000	982,700	830,000

Total Broadcasting and Entertainment			1,000,000	982,700	830,000

Chemicals, Plastics and Rubber — 0.64%:
Colouroz Investment 2 LLC, 3M LIBOR + 4.2500%~	9.52	9/21/2024	2,336,240	2,328,491	607,422
Koppers Holdings Inc., SOFR + 4.0000%¤~	9.16	4/1/2030	1,287,097	1,249,182	1,283,879

Total Chemicals, Plastics and Rubber			3,623,337	3,577,673	1,891,301

Diversified/Conglomerate Manufacturing — 1.43%:
CP Iris Holdco I 2nd Lien T/L (IPS), 3M LIBOR + 7.0000%¤~	12.25	9/21/2029	2,398,019	2,374,039	1,870,455
SunSource, Inc., 3M LIBOR + 8.0000%~	13.20	4/30/2026	2,500,000	2,508,641	2,346,875

Total Diversified/Conglomerate Manufacturing			4,898,019	4,882,680	4,217,330

Diversified/Conglomerate Service — 1.39%:
Quest Software, SOFR + 7.5000%¤~	12.70	1/18/2030	3,395,325	3,349,395	2,223,938
Sonicwall, Inc., 3M LIBOR + 7.5000%~	12.66	5/18/2026	2,008,051	1,998,010	1,860,579
Misys (Finastra), 3M LIBOR + 7.2500%~	12.08	6/16/2025	0	(2,737)	0

Total Diversified/Conglomerate Service			5,403,376	5,344,668	4,084,517

Ecological — 0.41%:
Patriot Container 2nd Lien T/L, 3M LIBOR + 7.7500%~	12.95	3/20/2026	1,400,000	1,336,159	1,202,250

Total Ecological			1,400,000	1,336,159	1,202,250

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Electronics — 2.53%:
McAfee Enterprise 2nd Lien T/L, 3M LIBOR + 8.2500%~	13.53%	5/3/2029	$11,567,000	$11,488,368	$7,460,715

Total Electronics			11,567,000	11,488,368	7,460,715

Healthcare, Education and Childcare — 1.10%:
Athenahealth, Inc., SOFR + 3.5000%~	7.82	1/14/2027	218,814	210,609	210,335
Athenahealth, Inc., SOFR + 3.5000%~	8.60	1/26/2029	1,781,185	1,714,391	1,712,165
Medical Solutions T/L, 3M LIBOR + 7.0000%~	11.99	9/22/2027	1,473,684	1,458,947	1,302,368

Total Healthcare, Education and Childcare			3,473,683	3,383,947	3,224,868

Hotels, Motels, Inns and Gaming — 0.63%:
Four Seasons Holdings, Inc., 3M SOFR + 3.2500%~	8.50	11/30/2029	1,860,790	1,834,557	1,863,116

Total Hotels, Motels, Inns and Gaming			1,860,790	1,834,557	1,863,116

Packaging and Containers — 1.47%:
Pretium Package Holdings 2nd Lien T/L (9/21), 3M LIBOR + 6.7500%~	11.76	9/21/2029	2,770,637	2,764,769	1,428,624
Valcour Packaging (MOLD-RITE) 2nd Lien T/L, 3M LIBOR + 7.0000%~	12.09	9/30/2029	5,000,000	4,950,000	2,900,000

Total Packaging and Containers			7,770,637	7,714,769	4,328,624

Personal Transportation — 0.03%:
Bahia De Las Isletas SL, 3M EURIBOR + 10.0000%¤~	9.12	6/30/2025	86,584	84,202	81,915
Bahia De Las Isletas SL, 3M EURIBOR + 10.0000%¤~	9.14	6/30/2025	17,741	18,127	18,391

Total Packaging and Containers			104,325	102,329	100,306

Personal and Non Durable Consumer Products Mfg. Only — 0.36%:
Journey Personal Care Corp., 3M LIBOR + 4.2500%~	9.41	3/1/2028	1,247,348	986,574	1,063,364

Total Packaging and Containers			1,247,348	986,574	1,063,364

Printing and Publishing — 0.30%:
Nielsen Holdings Ltd., 3M SOFR + 5.0000%~	10.00	4/11/2029	998,751	901,991	876,904

Total Hotels, Motels, Inns and Gaming			998,751	901,991	876,904

Transportation — 0.80%:
Worldwide Express 2nd Lien T/L, 3M LIBOR + 7.0000%~	12.16	7/26/2029	3,000,000	2,955,227	2,340,000

Total Transportation			3,000,000	2,955,227	2,340,000

Total Bank Loans			47,847,266	46,953,057	34,683,295

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds — 102.78%:

Aerospace and Defense — 5.05%:
American Airlines^	11.75%	7/15/2025	$5,337,000	$5,490,586	$5,851,930
TransDigm Group, Inc.	7.50	3/15/2027	5,893,000	5,899,465	5,901,179
Triumph Group, Inc.^	9.00	3/15/2028	886,000	886,000	904,578
Triumph Group, Inc.	7.75	8/15/2025	2,289,000	2,289,000	2,206,571

Total Aerospace and Defense			14,405,000	14,565,051	14,864,258

Automobile — 2.02%:
Adient PLC+^	8.25	4/15/2031	870,000	870,000	883,364
Dexko Global Inc.^#	6.63	10/15/2029	1,050,000	777,505	856,563
Faurecia SE+#	7.25	6/15/2026	1,385,000	1,470,577	1,569,879
INA-Holding Schaeffler GmbH & Co KG+#	8.75	5/15/2028	2,350,000	2,531,529	2,643,103

Total Automobile			5,655,000	5,649,611	5,952,909

Automotive — 1.98%:
Ford Motor Company	9.63	4/22/2030	5,000,000	5,896,773	5,816,880

Total Automotive			5,000,000	5,896,773	5,816,880

Banking — 0.27%:
Macquarie Airfinance Holdings Ltd.+^	8.38	5/1/2028	788,000	788,000	797,850

Total Automotive			788,000	788,000	797,850

Broadcasting and Entertainment — 7.76%:
Banijay+	6.50	3/1/2026	3,700,000	3,887,857	4,007,169
Clear Channel Worldwide Holdings Inc.^#	7.75	4/15/2028	3,337,000	3,409,503	2,619,545
Clear Channel Worldwide Holdings Inc.^	7.50	6/1/2029	3,358,000	3,418,837	2,484,869
Cox Media Group^	8.88	12/15/2027	5,357,000	5,541,423	3,748,378
Dish Dbs Corporation#	7.38	7/1/2028	6,000,000	5,446,163	3,210,000
Dish Network Corporation^	11.75	11/15/2027	1,770,000	1,765,570	1,724,945
iHeartCommunications, Inc.	8.38	5/1/2027	2,570,000	2,608,811	1,712,481
Inmarsat Finance PLC+^	6.75	10/1/2026	1,500,000	1,445,668	1,456,975
Reorganized ISA SA+^	6.50	3/15/2030	1,000,000	909,418	910,193
Townsquare Media, LLC^	6.88	2/1/2026	1,000,000	1,017,045	956,307

Total Broadcasting and Entertainment			29,592,000	29,450,295	22,830,862

Buildings and Real Estate — 4.42%:
Knife River Corporation^#	7.75	5/1/2031	1,707,000	1,720,014	1,728,372
Maison Hold Limited+	6.00	10/31/2027	1,045,000	1,419,991	1,023,235
New Enterprise Stone & Lime Co.^	5.25	7/15/2028	949,000	863,215	863,639
New Enterprise Stone & Lime Co.^	9.75	7/15/2028	9,721,000	9,931,304	9,377,654

Total Buildings and Real Estate			13,422,000	13,934,524	12,992,900

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Cargo Transport — 2.18%:
Atlas Corporation+^#	5.50%	8/1/2029	$4,786,000	$3,924,477	$3,749,448
Railworks Hldgs Lp / Railworks Sr^	8.25	11/15/2028	2,881,000	2,816,802	2,678,014

Total Cargo Transport			7,667,000	6,741,279	6,427,462

Chemicals, Plastics and Rubber — 6.86%:
Consolidated Energy Finance SA+^	6.50	5/15/2026	492,000	440,120	461,250
ITT Holdings LLC^#	6.50	8/1/2029	6,018,000	5,639,805	5,070,045
LSF11 A5 Holdco LLC^	6.63	10/15/2029	3,983,000	3,562,135	3,326,597
Monitchem HoldCo+#	8.75	5/1/2028	300,000	328,904	323,023
Monitchem HoldCo, 3M EURIBOR + 5.2500%+~#	8.49	5/1/2028	215,000	230,074	228,626
Olympus Water US Holding Corporation^	7.13	10/1/2027	1,500,000	1,480,982	1,352,397
Olympus Water US Holding Corporation^#	6.25	10/1/2029	2,348,000	2,168,406	1,697,381
Prince^#	9.00	2/15/2030	3,689,000	3,688,364	2,826,696
Proman AG+^	5.63	10/15/2028	3,427,000	2,957,802	2,913,635
Windsor Holdings III LLC^	8.50	6/15/2030	2,000,000	2,000,000	1,995,200

Total Chemicals, Plastics and Rubber			23,972,000	22,496,592	20,194,850

Commercial Services — 0.12%:
Apcoa Parking Holdings+	4.63	1/15/2027	385,000	455,648	364,994

Total Commercial Services			385,000	455,648	364,994

Containers, Packaging and Glass — 5.20%:
Ardagh Packaging+	4.75	7/15/2027	100,000	106,310	100,518
Novolex Holdings, Inc.^	8.75	4/15/2030	7,423,000	6,755,659	6,547,373
Packaging Holdings Ltd.^	7.13	8/15/2028	1,262,000	1,103,121	1,077,432
SCI Packaging Inc.^#	7.88	8/15/2026	5,197,000	5,197,000	5,156,432
SCI Packaging Inc.^	9.25	4/15/2027	1,327,000	1,216,600	1,224,662
Trident Parent, LLC^#	12.75	12/31/2028	1,151,000	1,156,580	1,193,587

Total Containers, Packaging, and Glass			16,460,000	15,535,270	15,300,004

Diversified/Conglomerate Manufacturing — 0.92%:
Chart Industries Inc.^	7.50	1/1/2030	948,000	949,653	967,168
Chart Industries Inc.^#	9.50	1/1/2031	500,000	526,663	530,507
Heat Exchangers+	7.78	10/9/2025	652,344	703,873	533,780
International Desi+	6.50	11/15/2025	650,000	748,480	684,457

Total Diversified/Conglomerate Manufacturing			2,750,344	2,928,669	2,715,912

Diversified/Conglomerate Service — 8.48%:
Albion Fing 1 S A R L & Aggre Sr+^	8.75	4/15/2027	1,800,000	1,808,159	1,663,596
Apollo Asset Management, Inc.^	6.25	1/15/2028	3,000,000	2,772,627	2,810,863
Bcp V Modular Ser+	6.75	11/30/2029	1,000,000	1,155,455	823,858
Engineering Group+#	11.13	5/15/2028	1,485,000	1,627,861	1,625,427
Global Infrastructure Solutions, Inc.^	7.50	4/15/2032	5,298,000	4,747,686	4,503,310
Libra Group Bhd+	5.00	5/15/2027	700,000	850,082	649,495

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
Presidio, Inc.^	8.25%	2/1/2028	$5,462,000	$5,423,164	$5,200,356
Sabre Holdings^	9.25	4/15/2025	213,000	213,717	198,644
Sabre Holdings Corporation^	11.25	12/15/2027	317,000	311,621	268,658
Summer BC Holdco+	9.25	10/31/2027	1,666,932	2,093,387	1,487,001
United Site Services^#	8.00	11/15/2029	2,397,000	2,374,500	1,348,312
Verisure Midholding AB+#	7.13	2/1/2028	915,000	994,381	999,946
Verisure Midholding+	5.25	2/15/2029	3,575,000	4,323,743	3,374,408

Total Diversified/Conglomerate Service			27,828,932	28,696,383	24,953,874

Electronics — 0.65%:
Veritas Bermuda Ltd.^#	7.50	9/1/2025	2,356,000	2,197,587	1,912,146

Total Electronics			2,356,000	2,197,587	1,912,146

Finance — 6.61%:
Avolon Holdings+^	6.50	9/15/2024	3,820,964	3,384,330	3,497,519
CPUK FINANCE LTD+#	5.88	2/28/2047	235,000	292,809	282,901
Ford Motor Co.#	6.95	6/10/2026	1,500,000	1,500,000	1,508,460
Galaxy Bidco Ltd.+	6.50	7/31/2026	500,000	666,114	576,137
Icahn Enterprises LP#	6.25	5/15/2026	1,762,000	1,660,112	1,603,629
OneMain Finance Corporation+#	4.50	8/28/2051	965,000	1,007,532	1,043,864
OneMain Finance Corporation#	6.13	3/15/2024	1,667,000	1,649,593	1,661,377
PRA Group^#	7.38	9/1/2025	473,000	420,109	449,639
PRA Group^#	8.38	2/1/2028	4,518,000	4,245,111	4,100,085
Travelex¤+	12.50	8/5/2025	2,925,679	3,752,351	4,495,900
Travelex¤+#>	8.00	5/15/2024	4,600,000	5,097,344	0
TVL FINANCE PLC+~#	8.74	4/28/2028	100,000	107,767	106,669
TVL FINANCE PLC+#	10.25	4/28/2028	100,000	122,720	123,932

Total Finance			23,166,643	23,905,892	19,450,112

Healthcare, Education and Childcare — 7.30%:
AdaptHealth LLC^#	4.63	8/1/2029	602,000	492,844	480,498
AdaptHealth LLC^#	5.13	3/1/2030	2,729,000	2,317,069	2,210,490
Apollo Global Management, Inc.^#	6.75	4/15/2025	588,000	546,635	542,495
Athena Health Inc.^#	6.50	2/15/2030	7,619,000	6,067,218	6,412,694
Bausch Health Companies Inc.+^	9.00	12/15/2025	2,707,000	2,701,864	2,360,693
Bausch Health Companies Inc.+^	9.00	1/30/2028	337,000	725,315	337,607
Bausch Health Companies Inc.+^	11.00	9/30/2028	598,000	1,086,680	423,085
Bausch Health Companies Inc.+^	14.00	10/15/2030	118,000	152,951	70,210
Cidron Aida Finco+	6.25	4/1/2028	1,650,000	2,275,266	1,821,517
Community Health System Inc.^	6.88	4/15/2029	286,000	286,000	179,788
Consensus Cloud Solutions Inc.^	6.50	10/15/2028	717,000	617,647	613,035
Neogen Corporation^	8.63	7/20/2030	1,654,000	1,654,000	1,777,365
Nidda BondCo GmbH+#	7.50	8/21/2026	500,000	512,849	542,191
Radiology Partners Inc.^	9.25	2/1/2028	6,061,000	6,385,673	2,215,165

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
RP Escrow Issuer LLC^#	5.25%	12/15/2025	$2,035,000	$1,432,321	$1,501,219

Total Healthcare, Education and Childcare			28,201,000	27,254,332	21,488,052

Home and Office Furnishings, Housewares, and Durable Consumer Products — 3.35%:
BCPE Ulysses Intermediate Inc^#	7.75	4/1/2027	8,121,000	7,772,233	7,150,622
LBM Borrower, LLC^#	6.75	5/15/2026	1,176,000	1,010,610	693,831
Staples Inc.^	10.75	4/15/2027	3,478,000	3,559,633	2,021,640

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			12,775,000	12,342,476	9,866,093

Leisure, Amusement, Entertainment — 3.66%:
Carnival Corp.+^#	6.00	5/1/2029	1,873,000	1,506,956	1,672,217
Carnival Corp.+	10.13	2/1/2026	750,000	918,491	858,095
Center Parcs+#	6.50	8/28/2050	825,000	1,154,813	992,850
Center Parcs+#	6.14	2/28/2047	235,000	292,798	281,445
Golden Entertainment Inc.^	7.63	4/15/2026	2,000,000	1,973,127	2,008,540
Motion Topco Limited+#	7.38	6/15/2030	1,600,000	1,723,284	1,734,663
Silk TopCo AS+	3.38	2/24/2025	1,000,000	875,490	1,003,754
Viking Holdings Ltd.+^	7.00	2/15/2029	2,384,000	2,017,626	2,217,120

Total Leisure, Amusement, Entertainment			10,667,000	10,462,585	10,768,684

Lodging — 0.07%:
SANI/IKOS Financial Holdings+#	5.63	12/15/2026	215,000	253,957	215,605

Total Lodging			215,000	253,957	215,605

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 0.97%:
Emerald JV Holdings LP^#	6.63	12/15/2030	2,371,000	2,371,000	2,350,254
Harsco Corp.^	5.75	7/31/2027	589,000	521,400	512,636

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			2,960,000	2,892,400	2,862,890

Mining, Steel, Iron and Non-Precious Metals — 7.96%:
Consol Energy Inc.^	11.00	11/15/2025	1,635,000	1,690,476	1,660,343
Coronado Global Resources Inc.+^	10.75	5/15/2026	4,846,000	5,115,026	4,988,960
First Quantum Minerals+^	7.50	4/1/2025	7,774,000	7,610,167	7,764,327
First Quantum Minerals+^	6.88	10/15/2027	200,000	200,000	195,100
First Quantum Minerals+^#	8.63	6/1/2031	4,045,000	4,045,000	4,145,640
Hecla Mining Company	7.25	2/15/2028	4,699,000	4,984,054	4,656,615

Total Mining, Steel, Iron and Non-Precious Metals			23,199,000	23,644,723	23,410,985

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Oil and Gas — 16.29%:
AmeriGas Partners LP^#	9.38%	6/1/2028	$1,273,000	$1,273,000	$1,292,884
Antero Resources Corp.^	7.63	2/1/2029	930,000	984,597	943,530
Calumet Specialty Products^	9.25	7/15/2024	2,850,000	2,816,171	2,851,700
CGG SA+	7.75	4/1/2027	1,500,000	1,787,033	1,370,103
Energy Transfer LP~	7.13	11/15/2165	2,211,000	1,890,405	1,874,755
Enlink Midstream Partners LP	5.60	4/1/2044	5,413,000	3,616,503	4,452,193
Enlink Midstream Partners LP#	5.45	6/1/2047	3,000,000	2,397,397	2,453,160
Genesis Energy LP	7.75	2/1/2028	3,408,000	3,194,680	3,241,615
Genesis Energy LP	8.00	1/15/2027	2,639,000	2,639,738	2,573,470
Genesis Energy LP#	8.88	4/15/2030	1,000,000	977,514	977,005
Harvest Midstream I L P^#	7.50	9/1/2028	2,440,000	2,429,935	2,418,363
Hilcorp Energy I L P^	6.25	11/1/2028	3,202,000	2,885,158	3,014,767
KCA Deutag+	9.88	12/1/2025	1,179,286	1,179,286	1,167,493
KCA Deutag International Limited+	15.00	12/1/2027	917,617	917,617	906,147
KCA Deutag (12.06), SOFR + 9.0000%+~	12.06	12/1/2025	1,343,874	1,343,874	1,347,234
Nabors Industries LTD+^	7.25	1/15/2026	802,000	776,105	748,683
Nabors Industries LTD+^#	7.50	1/15/2028	1,630,000	1,473,361	1,438,475
NGL Energy Finance Corp.^	7.50	2/1/2026	3,031,000	3,087,306	2,985,316
Occidental Pete Corp.	8.50	7/15/2027	4,523,000	4,557,029	4,885,790
Occidental Pete Corp.	7.88	9/15/2031	2,500,000	2,631,664	2,787,007
Range Res Corp	8.25	1/15/2029	494,000	499,621	512,470
Waldorf Production UK LD+#	9.75	10/1/2024	556,679	555,324	555,009
Weatherford Intl Ltd Bermuda Sr Glbl+^	8.63	4/30/2030	3,092,000	3,106,378	3,139,515

Total Oil and Gas			49,935,456	47,019,696	47,936,684

Personal, Food, and Miscellaneous — 0.34%:
Brinker International^#	8.25	7/15/2030	998,000	997,288	983,359

Total Personal Transportation			998,000	997,288	983,359

Personal Transportation — 0.12%:
Naviera Armas¤+	15.35	3/31/2026	486,912	629,170	361,297

Total Personal Transportation			486,912	629,170	361,297

Printing and Publishing — 2.64%:
Cimpress PLC+	7.00	6/15/2026	2,069,000	2,069,000	1,877,618
Getty Images Inc.^#	9.75	3/1/2027	5,972,000	6,096,897	5,897,712

Total Printing and Publishing			8,041,000	8,165,897	7,775,330

Retail Store — 0.45%:
Life Time, Inc.^	8.00	4/15/2026	861,000	829,067	850,097
Marcolin S.p.A+	6.13	11/15/2026	475,000	578,239	462,602

Total Retail Store			1,336,000	1,407,306	1,312,699

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Telecommunications — 3.83%:
Altice France Holding S.A.+^#	10.50%	5/15/2027	$4,440,000	$4,421,792	$2,688,553
Commscope Inc.^	8.25	3/1/2027	1,173,000	1,137,881	937,914
C&W Seniot Financing Designated Activity Co.+^#	6.88	9/15/2027	1,101,000	969,090	960,622
Digicel Limited ¤+^>	8.25	9/30/2025	2,500,000	2,491,364	0
Frontier Communications Corporation^	8.75	5/15/2030	774,000	774,000	756,418
Frontier Communications Hldgs Sr Sec Glbl^#	6.00	1/15/2030	3,976,000	3,333,469	2,924,998
Telefonica SA+~#	7.13	11/23/2171	1,400,000	1,524,573	1,558,219
Uniti Group LP / Uniti Group Finance Inc.^	6.50	2/15/2029	330,000	330,000	233,575
Viasat^	6.50	7/15/2028	790,000	790,000	669,525
Vodafone Group PLC+~	6.25	10/3/2078	550,000	542,025	542,438

Total Telecommunications			17,034,000	16,314,194	11,272,262

Transportation — 2.01%:
Carriage Purchaser Inc.^#	7.88	10/15/2029	7,106,000	6,346,424	5,341,462
Castor S.p.A., 3M EURIBOR + 5.250%+~	8.78	2/15/2029	477,000	542,554	484,068
Titan Holdings II+	5.13	7/15/2029	113,000	133,866	97,843

Total Transportation			7,696,000	7,022,844	5,923,373

Utilities — 1.27%:
Electricite de France SA+~#	9.13	12/15/2171	350,000	350,000	358,918
Electricite de France SA+~#	4.00	10/4/2171	700,000	715,783	739,575
Talen Energy Supply, LLC^#	8.63	6/1/2030	2,537,000	2,558,241	2,625,795

Total Utilities			3,587,000	3,624,024	3,724,288

Total Corporate Bonds			340,579,287	335,272,466	302,476,614

Total Fixed Income			438,726,553	432,113,770	379,830,481

Total Investments				433,217,158	381,382,678

Other assets and liabilities — (29.59)%					(87,081,461)

Net Assets — 100%					$294,301,217

Percentages	are calculated as a percent of net assets applicable to common shareholders.

LIBOR	– London Interbank Offered Rate
EURIBOR	– Euro Interbank Offered Rate

*	Securities are non-income producing.
‡	The effective interest rates are based on settled commitment amount.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2023 (Unaudited)

^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at June 30, 2023.
#	All or a portion of the security is segregated as collateral for the credit facility.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2023. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

>	Defaulted security.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2023.

United States of America	81.2%
United Kingdom	5.5%
Zambia	3.2%
France	2.4%
Australia	1.3%
Germany	1.2%
Sweden	1.1%
Italy	1.0%
(Individually less than 1%)	3.1%

100.0%

A summary of outstanding derivatives at June 30, 2023 is as follows:

Schedule of Open Forward Foreign Exchange Contracts

June 30, 2023

CURRENCY TO BE RECEIVED		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION / (DEPRECIATION)
29,645,202	USD	30,080,882	EUR	JP Morgan Chase	7/17/2023	$(435,680)
12,589,775	USD	12,765,898	GBP	Morgan Stanley	7/17/2023	(176,124)

						$(611,804)

(1) Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2023 (Unaudited)

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011 and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a de facto diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

Pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as valuation designee to perform the fair value determinations relating to the value of the assets held by the Fund and making fair value determinations on any day on which the net asset value (“NAV”) per share of the Fund is determined, in accordance with the 1940 Act and the rules and regulations thereunder, and the registration statement for the Fund, subject to the oversight of the Board.

Valuation of the Fund’s securities is based on the market price whenever market quotations are readily available, and all securities of the same class held by the Fund can be readily sold in such market. Market prices are obtained from reputable pricing services using market pricing conventions, to the extent such a price is available. Where a market price quotation for a security is not readily available or if the investment is not a security, the security will be fair valued as determined in good faith by the Adviser, subject to the oversight of the Board.

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third-party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example,

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$1,432,480	$–	$1,432,480
Warrants	–	119,717	–	119,717

Total Equities:	–	1,552,197	–	1,552,197

Fixed Income:
Asset-Backed Securities	–	42,670,572	–	42,670,572
Bank Loans	–	27,174,717	7,508,578	34,683,295
Corporate Bonds	–	297,619,417	4,857,197	302,476,614

Total Fixed Income	–	367,464,706	12,365,775	379,830,481

Forward Foreign Exchange Contracts	–	–	–	–

Total Assets:	$–	$369,016,903	$12,365,775	$381,382,678

Liabilities:
Forward Foreign Exchange Contracts:	$–	$(611,804)	$–	$(611,804)

Total Liabilities:	$–	$(611,804)	$–	$(611,804)

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2023. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2023	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities:

ESC CB 144A High Ridge	$–	Expected Transaction	$0.00; Value derived from pending receipt

$–

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2022	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2023	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2023

Equities
ESC CB 144A High Ridge	$41,748	$–	$–	$–	$–	$–	$–	$(41,748)	$–	$(41,748)
Naviera Armas Class B2 Shares Stapled To 1.5L SSNS	–	–	–	–	–	–	–	–	–	–
Naviera Armas Class B3 Shares	–	–	–	–	–	–	–	–	–	–
Naviera Armas A3 Shares	–	–	–	–	–	–	–	–	–	–
Naviera Armas Class A2 Shares Stapled To 1.5L SSNS	–	–	–	–	–	–	–	–	–	–
Travelex Private Equity	–	–	–	–	–	–	–	–	–	–

Common Stocks	41,748	–	–	–	–	–	–	(41,748)	–	(41,748)

Travelex Topco Limited	120,666	–	(120,666)	–	–	–	–	–	–	–

Warrants	120,666	–	(120,666)	–	–	–	–	–	–	–

Total Equities	162,414	–	(120,666)	–	–	–	–	(41,748)	–	(41,748)

Bank Loans
Bahia De Las Isletas SL	–	–	–	95,089	(13,233)	867	1,479	(2,287)	81,915	(2,287)
Bahia De Las Isletas SL	–	–	–	18,083	–	44	–	264	18,391	264
Clinigen	1,177,372	–	–	–	(1,293,438)	764	(66,095)	181,397	–	–
CP Iris Holdco I 2nd Lien T/L (IPS)	2,014,336	–	–	–	–	–	–	(143,881)	1,870,455	(143,881)
Dessert Holdings	900,000	–	–	–	–	–	–	(70,000)	830,000	(70,000)
Florida Food Products 2nd Lien T/L	1,350,000	–	–	–	–	1,844	–	(151,844)	1,200,000	(151,844)
Kenan Advantage Group 2nd Lien T/L	4,745,132	–	–	–	(5,171,806)	5,831	105,422	315,421	–	–
Koppers Holdings, Inc.	–	–	–	1,251,613	(3,226)	700	95	34,697	1,283,879	34,697
Quest Software	–	3,371,352	–	–	(1,613,907)	–	(560,972)	1,027,465	2,223,938	1,027,465
Valcour Packaging (MOLD-RITE) 2nd Lien T/L	3,750,000	–	(3,750,000)	–	–	–	–	–	–	–

Bank Loans	13,936,840	3,371,352	(3,750,000)	1,364,785	(8,095,610)	10,050	(520,071)	1,191,232	7,508,578	694,414

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

	BALANCE AT DECEMBER 31, 2022	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2023	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2023

Corporate Bonds
Digicel Limited	–	–	–	–	–	–	–	–	–	–
Naveria Armas	357,193	–	–	30,860	–	(10,835)	–	(15,921)	361,297	(15,921)
Travelex	–	–	–	–	–	–	–	–	–	–
Travelex	4,011,338	–	–	460,102	–	25,788	–	(1,328)	4,495,900	(1,328)

Corporate Bonds	4,368,531	–	–	490,962	–	14,953	–	(17,249)	4,857,197	(17,249)

Total	$18,467,785	$3,371,352	$(3,870,666)	$1,855,747	$(8,095,610)	$25,003	$(520,071)	$1,132,235	$12,365,775	$635,417

During the period, transfers into and out of Level 3 resulted from observable market data for the security.

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. As of June 30, 2023, the Fund held no cash equivalents and all cash is held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset and a liability on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan and Morgan Stanley. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $882,627 in net unrealized appreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2023 are indicative of the volume of activity during the year.

For the period ended June 30, 2023, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held by the Fund as of June 30, 2023. These derivatives are presented in the Schedule of Investments.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2023:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$–

Total Asset Derivatives		$–

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized depreciation on forward foreign exchange contracts	$611,804

Total Liability Derivatives		$611,804

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2023:

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	REALIZED GAIN/ (LOSS) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net realized loss on forward foreign exchange contracts	$(315,203)

Total		$(315,203)

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net change in unrealized depreciation of forward foreign exchange contracts	$(408,461)

Total		$(408,461)

H.	Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2023.

AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Forward foreign exchange contracts		$–	$ –	$–	$–	$ –

AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT*
Forward foreign exchange contracts	$611,804	$–	$611,804	$–	$–	$(611,804)

*	The net amount represents the amount owed by the Fund to the counterparty as of June 30, 2023.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Fund’s investments, derivatives, debt, and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

3.	Advisory Fee

The Fund was previously a party to an investment management agreement with the Adviser, a related party, dated October 25, 2012 (the “Prior Management Agreement”). Effective September 1, 2022, the Fund entered into an amended and restated management agreement (the “New Management Agreement”) that supersedes the Prior Management Agreement in its entirety. Pursuant to the Prior Management Agreement, the Fund agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Effective August 6, 2020 the Adviser had waived 0.15% of its fee payable from the Fund. The waiver expired on August 31, 2022. Effective September 1, 2022, pursuant to the New Management Agreement, effective September 1, 2022, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.85% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2022 and 2021, as noted below, was as follows:

	2022	2021
Ordinary Income	$25,425,498	$25,425,498

Total Distributions Paid	$25,425,498	$25,425,498

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

Permanent items identified during the year ended December 31, 2022 have been reclassified among the component of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED LOSSES
$(1,018,412)	$1,018,412

The permanent differences are primarily attributable to non-deductible excise taxes. The Fund’s excise tax expense of $1,018,412 as shown on the Statement of Operations represents excise tax on undistributed income.

The following information is provided on a tax basis as of December 31. 2022:

Cost of investments	$449,171,616

Unrealized appreciation	5,610,623
Unrealized depreciation	(72,962,120)

Net unrealized appreciation/(depreciation)	(67,351,497)
Undistributed ordinary income	24,511,959
Undistributed long term gains	–

Distributable earnings	24,511,959
Accumulated gain/(loss)	(137,936,217)

Total accumulated gain/(loss)	$(180,775,755)

The capital loss carryforward is available to offset future taxable income. The Fund has $15,727,537 of short-term capital loss carryforwards and $122,254,079 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2018 through December 31, 2021 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period ended June 30, 2023, the Fund purchased (at cost) and sold securities in the amount of $97,853,817 and $106,353,232 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On April 28, 2022, the Fund entered into an amended agreement with a variable annual interest rate of month USD SOFR plus 0.76 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized for the period ended June 30, 2023 was approximately $107,500,000 and 5.56 percent, respectively. As of June 30, 2023, the principal balance outstanding was $102,500,000 at an interest rate of 5.82 percent. If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) as of June 30, 2023.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the period ended June 30, 2023, the total amount of income netted against the interest expense was $29,906.

9.	Common Stock

The Fund had unlimited shares authorized and 20,064,313 shares outstanding as of December 31, 2022 and 20,064,313 shares outstanding as of June 30, 2023. There were no changes to shares outstanding during the year ended December 31, 2022 and during the period ended June 30, 2023, respectively.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period ended June 30, 2023, the Fund paid its Trustees aggregate remuneration of $76,639. During the period ended June 30, 2023, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Messrs. Harris and Mihalick as interested persons of the Fund.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2023 (Unaudited)

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period ended June 30, 2023, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period ended June 30, 2023, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Risks

Impacts of Covid-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. The adverse effects of the COVID-19 pandemic on our operations and the operations of Barings, including with respect to us, have been reduced since the height of the pandemic. Barings continues to monitor the COVID-19 situation globally and is prepared to adapt office working patterns as required to ensure the safety of its employees and clients who visit Barings office locations. In addition, Barings’ cybersecurity policies are applied consistently when working remotely or in the office. These potential impacts, while uncertain, could adversely affect the Fund’s and its investments’ operating results.

12.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Jill Olmstead

Trustee

Mark F. Mulhern

Trustee

Thomas W. Okel

Chairman, Trustee

INTERESTED TRUSTEES

David M. Mihalick

Trustee

OFFICERS

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Gregory MacCordy

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Tax Officer

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2023 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS MANAGEMENT LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

December 2022

Barings Global Short Duration High Yield Fund

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

1

Item 11. Controls and Procedures.

(a)

The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

The Registrant has posted its Code of Ethics on its website at www.barings.com/bgh

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Barings Global Short Duration High Yield Fund

By (Signature and Title)*:	/s/ Sean Feeley
Sean Feeley, President

Date: September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Sean Feeley
Sean Feeley, President

Date: September 8, 2023

By (Signature and Title)*:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date: September 8, 2023

*	Print the name and title of each signing officer under his or her signature.

3